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                          CITIZENS BANKING CORPORATION
                        THIRD AMENDED STOCK OPTION PLAN

                            AS AMENDED AND RESTATED
                           EFFECTIVE JANUARY 16, 1997


                             I.  GENERAL PROVISIONS


     1.1 AMENDMENT AND RESTATEMENT. On February 19, 1986, the Board of Directors ("Board") of Citizens Banking Corporation ("Corporation") adopted the Citizens Banking Corporation Stock Option Plan, which was submitted to shareholders for approval on April 15, 1986. Subsequently, the plan was amended and restated as the Citizens Banking Corporation First Amended Stock Option Plan, which was approved by the Board on January 16, 1987 and by shareholders on April 21, 1987. Subject to shareholder approval, the Board on January 17, 1992 approved a second restated plan effective April 21, 1992, and the plan as described herein is amended and restated as the Citizens Banking Corporation Third Amended Stock Option Plan ("Plan").

     1.2 PURPOSE. The continuing purpose of the Plan is to promote the best interests of the Corporation and its shareholders by encouraging Employees of the Corporation and its Subsidiaries to acquire an ownership interest in the Corporation through Options, Stock Appreciation Rights, Restricted Stock grants and Performance Share Awards, thus identifying their interests with those of shareholders and encouraging Employees to make greater efforts on behalf of the Corporation to achieve the Corporation's long-term business plans and objectives.

     1.3 DEFINITIONS. As used in this Plan, the following terms have the meaning described below:

         (A) "AGREEMENT" means the written agreement that sets forth the terms of a Participant's Option, Stock Appreciation Right, Restricted Stock grant or Performance Share Award.

         (B) "BOARD" means the Board of Directors of the Corporation.

         (C) "CHANGE IN CONTROL" means the occurrence of any of the following events: (i) if any "person," together with all of such person's "affiliates" and "associates" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act and Rule 12b-2 promulgated under the Exchange Act), or group of persons acting in concert, other than the Corporation, a Subsidiary or an employee benefit plan or employee benefit plan trust maintained by the Corporation or a Subsidiary, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act, except that a person also shall be deemed the beneficial owner of all securities which such person may have a right to


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acquire, whether or not such right is presently exercisable), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities ordinarily having the right to vote in the election of directors, provided that a person shall not be deemed the beneficial owner of shares such person has the right to vote solely as a result of the receipt of a revocable proxy or proxies given in response to a public solicitation made in accordance with the applicable rules of the Exchange Act and provided further that the acquisition of 20% or more of such securities is not approved by the Corporation's Board of Directors; or (ii) a liquidation or dissolution of the Corporation, sale of substantially all of the assets of the Corporation, or a merger, consolidation or combination in which the Corporation is not the survivor; or (iii) the addition of new members to the Board within any consecutive 24-month period, which members constitute a majority of the Board, unless a majority of the Board consists of (aa) incumbent members of the Board in office prior to the commencement of such 24-month period, plus (bb) new members who were recommended or appointed by a majority of the incumbent directors in office immediately prior to the addition of such new members to the Board.

         (D) "CODE" means the Internal Revenue Code of 1986, as amended.

         (E) "COMMITTEE" means the Compensation and Benefits Committee of the Corporation.

         (F) "COMMON STOCK" means shares of the Corporation's authorized common stock.

         (G) "CORPORATION" means Citizens Banking Corporation, a Michigan corporation.

         (H) "DISABILITY" means total and permanent disability, as defined in Code Section 22(e).

         (I) "EMPLOYEE" means a key salaried employee of the Corporation or Subsidiary, who has an "employment relationship" with the Corporation or a Subsidiary, as defined in Treasury Regulation 1.421-7(h), and the term "employment" means employment with the Corporation, or a Subsidiary of the Corporation.

         (J) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time and any successor thereto.

         (K) "FAIR MARKET VALUE" means for purposes of determining the value of Common Stock on the Grant Date, the average of the high and low sale prices of Common Stock transactions on the NASDAQ Stock Market as reported in The Wall Street Journal for the Grant Date. In the event that there were no Common Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there

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were Common Stock transactions.  Unless otherwise specified in the Plan, "Fair
Market Value" for purposes of determining the value of Common Stock on the date of exercise means the average of the high and low sale prices of such Common Stock on the NASDAQ Stock Market on the last date preceding the exercise on which there were Common Stock transactions, as reported in The Wall Street Journal.

         (L) "GRANT DATE" means, except as provided by the following sentence, the date on which the Committee authorizes an individual Option, Stock Appreciation Right, Restricted Stock grant or Performance Share Award, or such
later date as   shall be designated by the Committee.  For purposes of a
Replacement Option, the Grant Date means the date on which the underlying Option or portion of such Option is exercised pursuant to the provisions of
Section 2.5 of the Plan.

         (M) "INCENTIVE STOCK OPTION" means an Option that is intended to meet the requirements of Section 422 of the Code.

         (N) "NONQUALIFIED STOCK OPTION" means an Option that is not intended to constitute an Incentive Stock Option.

         (O) "OPTION" means either an Incentive Stock Option or a Nonqualified Stock Option.

         (P) "PARTICIPANT" means an Employee designated by the Committee to participate in the Plan.

         (Q) "PERFORMANCE SHARE AWARD" means an award granted in accordance with
Article V of the Plan.

         (R) "PLAN" means the Citizens Banking Corporation Second Amended Stock Option Plan, the terms of which are set forth herein, and amendments thereto.

         (S) "REPLACEMENT OPTION" means an Option that automatically is granted upon the exercise of an underlying Nonqualified Stock Option by a Participant's tender of previously-acquired shares of Common Stock to satisfy the exercise price, in accordance with Section 2.5 of the Plan.

         (T) "RESTRICTION PERIOD" means the period of time during which a Participant's Restricted Stock grant is subject to restrictions and is nontransferable.

         (U) "RESTRICTED STOCK" means Common Stock that is subject to restrictions.


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         (V) "RETIREMENT" (including "Early Retirement" and "Normal Retirement")
means termination of a Participant's employment as defined by the terms of the Corporation's Defined Benefit Pension Plan or its successor plan or plans.

         (W) "STOCK APPRECIATION RIGHT" means the right to receive a cash or Common Stock payment from the Corporation upon the surrender of a tandem Option, in accordance with Article III of the Plan. Where pertinent, all provisions of this Plan affecting the use of Options shall apply in the same manner to Stock Appreciation Rights related to such Options.

         (X) "SUBSIDIARY" means a corporation defined in Code Section 424(f).

     1.4 ADMINISTRATION. The Plan shall be administered by the Committee, in accordance with Rule 16b-3 of the Exchange Act. The Committee shall interpret the Plan, prescribe, amend, and rescind rules and regulations relating to the Plan, and make all other determinations necessary or advisable for its administration. The decision of the Committee on any question concerning the interpretation of the Plan or its administration with respect to any Option, Stock Appreciation Right, Restricted Stock grant or Performance Share Award granted under the Plan shall be final and binding upon all Participants.

     1.5 PARTICIPANTS. Participants in the Plan shall be such Employees (including Employees who are directors) of the Corporation and its Subsidiaries as the Committee may select from time to time. The Committee may grant Options, Stock Appreciation Rights, Restricted Stock and Performance Share Awards to an individual upon the condition that the individual become an Employee of the Corporation or of a Subsidiary, provided that the Option, Stock Appreciation Right, Restricted Stock grant or Performance Share Award shall be deemed to be granted only on the date that the individual becomes an Employee.

     1.6 STOCK. For calendar year 1992, the total number of shares of Common Stock available for grants and awards under the Plan shall not, in the aggregate, exceed five percent of the total issued and outstanding shares of Common Stock as of the first day of the calendar year, plus any shares previously reserved under the Plan that were available for grants as of the first day of the calendar year. For calendar years 1993 and thereafter, the total number of shares of Common Stock available for grants and awards under the Plan during any calendar year shall not, in the aggregate, exceed three percent of the total issued and outstanding shares of Common Stock as of the first day of the calendar year of the grant or award, plus any shares which first became available for grants and awards in the previous calendar year that were not utilized; provided, however, that aggregate grants and awards under the Plan shall not exceed 1,000,000 shares, excluding any shares that were granted or awarded prior to the five calendar years preceding the calendar year of an award or grant. When making grants and awards under the Plan, the Committee shall first utilize remaining shares from the previous calendar year. Notwithstanding the foregoing, no more than 750,000 shares shall be cumulatively available for the grant of Incentive Stock Options under the Plan. Shares subject

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to any unexercised portion of a terminated, cancelled or expired Option, Stock
Appreciation Right, Restricted Stock grant or Performance Share Award granted hereunder, and pursuant to which a Participant never acquired benefits of ownership, including payment of a stock dividend (but excluding voting rights), may again be subjected to grants and awards under the Plan, but shares surrendered pursuant to the exercise of a tandem Option, Stock Appreciation Right or Restricted Stock grant are not available for future grants and awards. All provisions in this Section 1.6 shall be adjusted, as applicable, in accordance with Article VII.

                               II.  STOCK OPTIONS


     2.1 GRANT OF OPTIONS. The Committee, at any time and from time to time, subject to Section 8.7, may grant Options to such Employees and for such number of shares of Common Stock as it shall designate; provided that during any two
(2) year period, no salaried employee shall receive options to purchase more than 250,000 shares of Common Stock (as adjusted from time to time upon the occurrence of a transaction or event described in Section 7.1). Any Participant may hold more than one Option under the Plan and any other Plan of the Corporation or Subsidiary. The Committee shall determine the general terms and conditions of exercise, including any applicable vesting requirements, which shall be set forth in a Participant's Option Agreement. The Committee may designate any Option granted as either an Incentive Stock Option or a Nonqualified Stock Option, or the Committee may designate a portion of an Option as an Incentive Stock Option or a Nonqualified Stock Option. At the discretion of the Committee, an Option may be granted in tandem with a Stock Appreciation Right or Restricted Stock Award and a Replacement Option may be granted with a Nonqualified Stock Option.

     2.2 INCENTIVE STOCK OPTIONS. Any Option intended to constitute an Incentive Stock Option shall comply with the requirements of this Section 2.2 No Incentive Stock Option shall be granted with an exercise price below its Fair Market Value on the Grant Date or with an exercise term that extends beyond 10 years from the Grant Date. An Incentive Stock Option shall not be granted to any Participant who owns (within the meaning of Code Section 424(d)) stock of the Corporation or any Subsidiary possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a Subsidiary unless, at the Grant Date, the exercise price for the Option is at least 110% of the Fair Market Value of the shares subject to the Option and the Option, by its terms, is not exercisable more than 5 years after the Grant Date. The aggregate Fair Market Value of the underlying Common Stock (determined at the Grant Date) as to which Incentive Stock Options granted on or after January 1, 1987 under the Plan (including a plan of a Subsidiary) may first be exercised by a Participant in any one calendar year shall not exceed $100,000. To the extent that an Option intended to constitute an Incentive Stock Option shall violate the foregoing $100,000 limitation, the portion of the Option that exceeds the $100,000 limitation shall be deemed to constitute a Nonqualified Stock Option.


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     2.3 OPTION PRICE.  The Committee shall determine the per share exercise price for each Option granted under the Plan. The Committee, at its discretion, may grant Nonqualified Stock Options with an exercise price below 100% of the Fair Market Value of Common Stock on the Grant Date.

     2.4 PAYMENT FOR OPTION SHARES.

         (A) The purchase price for shares of Common Stock to be acquired upon exercise of an Option granted hereunder shall be paid in full in cash or by personal check, bank draft or money order at the time of exercise; provided, however, that in lieu of such form of payment a Participant may pay such purchase price in whole or in part by tendering shares of Common Stock, which are freely owned and held by the Participant independent of any restrictions, hypothecations or other encumbrances, duly endorsed for transfer (or with duly executed stock powers attached), or in any combination of the above. Shares of Common Stock surrendered upon exercise shall be valued at the average of the high and low sale prices of the Corporation's Common Stock on the NASDAQ Stock Market, as reported in The Wall Street Journal, on the business day preceding the date on which the certificate(s) for such shares, duly endorsed for transfer or accompanied by appropriate stock powers, are surrendered to the Corporation

         (B) At the discretion of the Committee, as set forth in a Participant's Option Agreement, any Nonqualified Stock Option granted under the Plan, and any Incentive Stock Option granted on or after April 21, 1992 may be deemed exercised by delivery to the Corporation of a properly executed exercise notice, acceptable to the Corporation, together with irrevocable instructions to the Participant's broker to deliver to the Corporation sufficient cash to pay the exercise price and any applicable income and employment withholding taxes, in accordance with a written agreement between the Corporation and the brokerage firm ("cashless exercise procedure").

     2.5 REPLACEMENT OPTIONS. The Committee, at its discretion, may include a Replacement Option in a Participant's Option Agreement. Under the terms of a Replacement Option, upon the exercise of all or part of a Nonqualifed Stock Option by tendering to the Corporation previously-acquired shares of Common Stock held by the Participant for at least six months, the Participant shall be entitled to a new Replacement Option to purchase the number of shares that were tendered to exercise the underlying Option. For purposes of establishing the exercise price for the Replacement Option, the Grant Date shall be the date on which the underlying Nonqualified Stock Option is totally or partially exercised, and the exercise price for the Replacement Option shall be the Fair Market Value of the Common Stock on the Grant Date. The exercise term of the Replacement Option shall be the expiration date of the underlying Option and, unless specified otherwise in the Participant's Option Agreement, the other terms and restrictions of the Replacement Option shall be the same as the underlying Option.


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                        III.  STOCK APPRECIATION RIGHTS


     3.1 GRANT OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted, held and exercised in such manner as set by the Committee on an individual basis. The Committee may grant a Stock Appreciation Right at the time an Option is granted or may subsequently amend a Participant's Option Agreement to add a Stock Appreciation Right to a Nonqualified Stock Option. A Stock Appreciation Right may be granted to a Participant with respect to such number of shares of Common Stock as the Committee may determine. The number of shares covered by the Stock Appreciation Right shall not exceed the number of shares of Common Stock which the Participant may purchase upon the exercise of the related Option.

     3.2 EXERCISE OF STOCK APPRECIATION RIGHTS.   A Stock Appreciation Right
shall be deemed exercised upon receipt by the Corporation of the Participant's written notice. The exercise term of each Stock Appreciation Right shall be the period set by the related Option. A Stock Appreciation Right shall be exercisable only at such times and in such amounts as the related Option may be exercised. A Stock Appreciation Right granted with an Incentive Stock Option only may be exercised if and when the Fair Market Value of the shares of Common Stock subject to the Incentive Stock Option exceed the exercise price of such Incentive Stock Option.

     3.3 STOCK APPRECIATION RIGHT ENTITLEMENT. Upon the exercise of a Stock Appreciation Right, the associated Option automatically shall be surrendered to the Corporation, and the Participant shall be entitled to a payment from the Corporation in cash, shares, or partly in each (as determined by the Committee in accordance with any applicable terms in the Agreement), of an amount equal to the difference between --

         (A) the Fair Market Value of the number of shares subject to the Stock Appreciation Right on the date of exercise, and

         (B) the exercise price of the associated Option multiplied by the number of shares available under the Option.

                              IV. RESTRICTED STOCK


     4.1 GRANT OF RESTRICTED STOCK. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock under this Plan to such Employees and in such amounts as it shall determine.




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     4.2 RESTRICTED STOCK AGREEMENT.  Each grant of Restricted Stock shall be evidenced by a Restricted Stock Agreement that shall specify the terms of the restrictions, including the restriction period, or periods, the number of Restricted Stock shares subject to the grant, and such other provisions, including performance goals, as the Committee shall determine.

     4.3 TANDEM RESTRICTED STOCK/OPTION GRANTS. The Committee, at its discretion, may grant Restricted Stock in tandem with a Nonqualified Stock Option. Upon the exercise of all or part of the tandem Option, the Participant shall forfeit and surrender to the Corporation the applicable portion of the tandem Restricted Stock grant. Otherwise, upon the lapse of the Restriction Period, the Participant shall forfeit and surrender to the Corporation the remaining unexercised portion of the tandem Option.

     4.4 TRANSFERABILITY. Except as provided in this Article IV of the Plan, the shares of Restricted Stock granted hereunder may not be transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or for such period of time as shall be established by the Committee and as shall be specified in the Restricted Stock Agreement, or upon the earlier satisfaction of other conditions as specified by the Committee in its sole discretion and as set forth in the Restricted Stock Agreement. All rights with respect to the Restricted Stock granted to an Employee shall be exercisable during a Participant's lifetime only by the Participant or the Participant's legal representative.

     4.5 OTHER RESTRICTIONS. The Committee shall impose such other restrictions on any shares of Restricted Stock granted under the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or State securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

     4.6 CERTIFICATE LEGEND. In addition to any legends placed on certificates pursuant to Sections 4.4 and 4.5, each certificate representing shares of Restricted Stock shall bear the following legend:

            The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer set forth in the Second Amended Citizens Banking Corporation Stock Option Plan ("Plan"), rules and administrative guidelines adopted pursuant to such Plan and a Restricted Stock Agreement dated ________________, _______. A copy of the Plan, such rules and such Restricted Stock Agreement may be obtained from the Treasurer of Citizens Banking Corporation.




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     4.7 REMOVAL OF RESTRICTIONS.  Except as otherwise provided in this Article
IV of the Plan, and subject to applicable federal and state securities laws, shares covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Restriction Period. Once the shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 4.6 of the Plan removed from his Stock certificate. Provided further, the Committee shall have the discretion to waive the applicable Restriction Period with respect to all or any part of a Restricted Stock grant.

     4.8 VOTING RIGHTS. During the Restriction Period, Participants holding shares of Restricted Stock granted hereunder (including Restricted Stock that has been granted in tandem with an Option) may exercise full voting rights with respect to the Restricted Stock.

     4.9 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Restriction Period, a Participant shall be entitled to receive all dividends and other distributions paid with respect to shares of Restricted Stock. If any dividends or distributions are paid in shares of Common Stock during the Restriction Period, the dividend or other distribution shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

                          V.  PERFORMANCE SHARE AWARDS


     5.1 GRANT OF PERFORMANCE SHARE AWARDS. The Committee, at its discretion, may grant Performance Share Awards to Employees of the Corporation and its Subsidiaries and may determine, on an individual or group basis, the performance goals to be attained pursuant to each Performance Share Award.

     5.2 TERMS OF PERFORMANCE SHARE AWARDS. In general, Performance Share Awards shall consist of rights to receive cash, Common Stock or a combination of each, if designated performance goals are achieved. The terms of a Participant's Performance Share Award shall be set forth in his individual Performance Share Agreement. Each Agreement shall specify the performance goals applicable to a particular Employee or group of Employees, the period over which the targeted goals are to be attained, the payment schedule if the goals are attained, and any other terms, conditions and restrictions applicable to an individual Performance Share Award and not inconsistent with the provisions of the Plan. The Committee, at its discretion, may waive all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment of a Performance Share Award.







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                         VI.  TERMINATION OF EMPLOYMENT


     6.1. OPTIONS AND STOCK APPRECIATION RIGHTS.

          (A) If, prior to the date that an Option or Stock Appreciation Right first becomes exercisable, a Participant's employment is terminated for any reason other than a Change in Control, the Participant's right to exercise the Option or Stock Appreciation Right shall terminate and all rights thereunder shall cease.

          (B) If, on or after the date that an Option or Stock Appreciation Right first becomes exercisable, a Participant's employment is terminated for any reason other than death, Disability, or Retirement, the Participant shall have the right, within the earlier of (i) the expiration of the Option or Stock Appreciation Right, and (ii) three months after termination of employment for an Incentive Stock Option and the period designated in the Participant's Agreement for a Nonqualified Stock Option, to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the date of the Participant's termination of employment, subject to any other limitation on the exercise of the Option or Stock Appreciation Right in effect on the date of exercise. The Committee may designate in a Participant's Agreement that an Option or Stock Appreciation Right shall terminate at an earlier time than set forth above.

          (C) If, on or after the date that an Option or Stock Appreciation Right first becomes exercisable, a Participant dies while an Option or Stock Appreciation Right is still exercisable, the person or persons to whom the Option or Stock Appreciation Right shall have been transferred by will or by the laws of descent and distribution, shall have the right within the exercise period specified in the Participant's Agreement to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the Participant's date of death, subject to any other limitation on exercise in effect on the date of exercise. Provided, however, that the beneficial tax treatment of an Incentive Stock Option may be forfeited if the Option is exercised more than one year after a Participant's date of death.

          (D) If, on or after the date that an Option or Stock Appreciation Right first becomes exercisable, a Participant terminates employment due to Disability, the Participant shall have the right, within the earlier of (i) the expiration of the Option or Stock Appreciation Right, and (ii) one year after termination of employment for an Incentive Stock Option and the period designated in the Participant's Agreement for a Nonqualified Stock Option, to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the date of the Participant's termination of employment, subject to any other limitation on the exercise of the Option or Stock Appreciation Right in effect on the date of exercise. If the Participant dies after termination of employment while the Option or Stock Appreciation Right is still exercisable, the Option or Stock Appreciation Right shall be exercisable in accordance with the terms of Subsection (c), above.


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          (E) If, on or after the date that an Option or Stock Appreciation
Right first becomes exercisable, a Participant terminates employment due to Retirement, the Participant shall have the right, within the earlier of (i) the expiration of the Option or Stock Appreciation Right, and (ii) three months after termination of employment for an Incentive Stock Option and the period designated in the Participant's Agreement for a Nonqualified Stock Option, to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the date of the Participant's termination of employment, subject to any other limitation on the exercise of the Option or Stock Appreciation Right in effect on the date of exercise. If the Participant dies or incurs a Disability after termination of employment while the Option or Stock Appreciation Right is still exercisable, the Option or Stock Appreciation Right shall be exercisable in accordance with the terms of Subsections (c), or
(d) above, as applicable.

          (F) The Committee, at the time of a Participant's termination of employment, may accelerate a Participant's right to exercise an Option or extend the exercise period of an Option or Stock Appreciation Right; provided, however that the extension of the exercise period for an Incentive Stock Option may cause such Option to forfeit its preferential tax treatment.

          (G) Shares subject to Options and Stock Appreciation Rights that are not exercised in accordance with the provisions of (a) through (f) above shall expire and be forfeited by the Participant as of their expiration date and shall become available for new grants and awards under the Plan as of such date.

     6.2 RESTRICTED STOCK. If a Participant terminates employment for any reason other than a Change in Control, the Participant's shares of Restricted Stock still subject to the Restriction Period automatically shall expire and be forfeited by the Participant and shall be available for new grants and awards under the Plan as of such termination date; provided, however, that the Committee, in its sole discretion, may waive the restrictions remaining on any or all shares of Restricted Stock and add such new restrictions to such shares of Restricted Stock as it deems appropriate.

     6.3 PERFORMANCE SHARES. Performance Share Awards shall expire and be forfeited by a Participant upon the Participant's termination of employment for any reason other than a Change in Control and such shares shall be available for new grants and awards under the Plan as of such termination date; provided, however, that the Committee, in its discretion, may waive all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment of a Performance Share Award.

     6.4 OTHER PROVISIONS. The transfer of an Employee from one corporation to another among the Corporation and any of its Subsidiaries, or a leave of absence under the Corporation's leave policy shall not be a termination of employment for purposes of the Plan.

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                    VII.  ADJUSTMENTS AND CHANGE IN CONTROL


     7.1 ADJUSTMENTS.

         (A) The total amount of Common Stock for which Options, Stock Appreciation Rights, Restricted Stock and Performance Share Awards may be granted under the Plan, and the number of shares subject to any such grants or awards (both as to the number of shares of Common Stock and the Option price), shall be adjusted pro rata for any increase or decrease in the number of outstanding shares of Common Stock resulting from payment of a stock dividend on Common Stock, a subdivision or combination of shares of Common Stock, or a reclassification of Common Stock.

         (B) The foregoing adjustments shall be made by the Committee. Any such adjustment shall provide for the elimination of any fractional share which might otherwise become subject to an Option, Stock Appreciation Right, Restricted Stock grant or Performance Share Award.

     7.2 CHANGE IN CONTROL. Notwithstanding anything contained herein to the contrary, upon a Change in Control, (i) any outstanding Option or Stock Appreciation Right granted hereunder immediately shall become exercisable in full, regardless of any installment provision applicable to such Option or Stock Appreciation Right, (ii) the remaining Restriction Period on any Restricted Stock granted hereunder immediately shall lapse and the shares shall become fully transferable, subject to any applicable federal or state securities laws, and (iii) all performance goals and conditions shall be deemed to have been satisfied and all restrictions shall lapse on any outstanding Performance Share Awards, which immediately shall become payable in full.

                              VIII.  MISCELLANEOUS


     8.1 PARTIAL EXERCISE/FRACTIONAL SHARES. The Committee may permit, and shall establish procedures for, the partial exercise of Options and Stock Appreciation Rights granted under the Plan. No fractional shares shall be issued in connection with the exercise of a Stock Appreciation Right or Performance Share Award; instead, the Fair Market Value of the fractional shares shall be paid in cash, or at the discretion of the Committee, the number of shares shall be rounded down to the nearest whole number of shares and any fractional shares shall be disregarded.

     8.2 RULE 16b-3 REQUIREMENTS. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on the exercise of an Option or Stock Appreciation Right, or the grant of Restricted Stock or a Performance Share Award (including, without

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

limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Rule 16b-3 of the Exchange Act.

     8.3 RIGHTS PRIOR TO ISSUANCE OF SHARES. No Participant shall have any rights as a shareholder with respect to shares covered by an Option, Stock Appreciation Right, Restricted Stock grant or Share Performance Award until the issuance of a stock certificate for such shares. No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date the certificate is issued.

     8.4 NON-ASSIGNABILITY. No Option, Stock Appreciation Right, Restricted Stock grant or Performance Share Award shall be transferable by a Participant except by will or the laws of descent and distribution. During the lifetime of a Participant, an Option or Stock Appreciation Right shall be exercised only by the Participant. No transfer of an Option, Stock Appreciation Right, Restricted Stock grant or Performance Share Award by will or the laws of descent and distribution shall be effective to bind the Corporation unless the Corporation shall have been furnished with written notice thereof and a copy of the will or such evidence as the Corporation may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of the Option, Stock Appreciation Right, Restricted Stock grant or Performance Share Award.

     8.5. SECURITIES LAWS.

          (A) Anything to the contrary herein notwithstanding, the Corporation's obligation to sell and deliver Common Stock pursuant to the exercise of an Option or Stock Appreciation Right or deliver Common Stock pursuant to a Restricted Stock grant or Performance Share Award is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities as the Corporation deems necessary or advisable. The Corporation shall not be required to sell and deliver Common Stock unless and until it receives satisfactory assurance that the issuance or transfer of such shares shall not violate any of the provisions of the Securities Act of 1933 or the Exchange Act, or the rules and regulations of the Securities Exchange Commission promulgated thereunder or those of the NASDAQ Stock Market or any stock exchange on which the Common Stock may be listed, the provisions of any state laws governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and laws.

          (B) The Committee may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an Option or Stock Appreciation
Right or the grant of Restricted Stock or a Performance Share Award under the Plan as it may deem advisable, including, without limitation, restrictions (i) under applicable federal securities laws, (ii) under the requirements of the NASDAQ Stock Market or any stock exchange or other recognized trading market upon which such shares of Common Stock are then listed or traded, and (iii) under any blue sky or state securities laws applicable to such shares. No shares shall be issued

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







until counsel for the Corporation has determined that the Corporation has complied with all requirements under appropriate securities laws.

     8.6 WITHHOLDING TAXES.

         The Corporation shall have the right to withhold from a Participant's compensation or require a Participant to remit sufficient funds to satisfy applicable withholding for income and employment taxes upon the exercise of an Option or Stock Appreciation Right or the lapse of the Restriction Period on a Restricted Stock grant or the payment of a Performance Share Award. A Participant may make a written election to tender previously-acquired shares of Common Stock or have shares of stock withheld from the exercise, provided that the shares have an aggregate Fair Market Value sufficient to satisfy in whole or in part the applicable withholding taxes. The cashless exercise procedure of Section 2.4 may be utilized to satisfy the withholding requirements related to the exercise of an Option. At no point shall the Corporation withhold from the exercise an Option more shares than are necessary to meet the established minimum tax withholding requirements of federal, state and local obligations.

     8.7 TERMINATION AND AMENDMENT.

         (A) The Board may terminate the Plan, or the granting of Options, Stock Appreciation Rights, Restricted Stock or Performance Share Awards under the Plan, at any time. No new grants or awards shall be made under the Plan after January 16, 2002.

         (B) The Board may amend or modify the Plan at any time and from time to time.

         (C) No amendment, modification, or termination of the Plan shall in any manner affect any Option, Stock Appreciation Right, Restricted Stock grant or Performance Share Award granted under the Plan without the consent of the Participant holding the Option, Stock Appreciation Right, Restricted Stock grant or Performance Share Award.

     8.8 EFFECT ON EMPLOYMENT. Neither the adoption of the Plan nor the granting of any Option, Stock Appreciation Right, Restricted Stock or Performance Share Award pursuant to the Plan shall be deemed to create any right in any individual to be retained or continued in the employment of the Corporation or a Subsidiary.

     8.9 USE OF PROCEEDS. The proceeds received from the sale of Common Stock pursuant to the Plan will be used for general corporate purposes of the Corporation.

[RESERVED]


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


     IN WITNESS WHEREOF, this Third Amended Stock Option Plan has been executed on behalf of the Corporation on this the 15th day of April, 1997.

                                CITIZENS BANKING CORPORATION



                                By: Charles R. Weeks
                                   -------------------------------------
                                       Charles R. Weeks
                                Its:   Chairman


     COMPENSATION AND BENEFITS
           COMMITTEE APPROVAL:   JANUARY 16, 1997

     SHAREHOLDER APPROVAL:    APRIL 15, 1997

















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